LORD ABBETT SERIES FUND, INC.
Growth Opportunities Portfolio

Supplement dated September 16, 2022 to the
Summary Prospectus, Prospectus, and Statement of Additional Information, dated
May 1, 2022, as supplemented

Effective September 16, 2022, the following table replaces the table in the subsection under “Management–Portfolio Managers” on page 7 of the summary and statutory prospectus.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2022
Matthew R. DeCicco, Partner and Director of Equities	2022
Vernon T. Bice, Portfolio Manager	2022
Benjamin Ebel, Portfolio Manager	2022
Steven H. Wortman, Portfolio Manager	2022

The following paragraph replaces the second paragraph under “Management and Organization of the Funds–Portfolio Managers” beginning on page 19 of the statutory prospectus:

F. Thomas O’Halloran, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Halloran joined Lord Abbett in 2001. Assisting Mr. O’Halloran are Matthew R. DeCicco, Partner and Director of Equities, Vernon T. Bice, Portfolio Manager, Benjamin Ebel, Portfolio Manager, and Steven H. Wortman, Portfolio Manager. Messrs. DeCicco, Bice, Ebel, and Wortman joined Lord Abbett in 1999, 2011, 2005, and 2016, respectively. Messrs. O’Halloran, DeCicco, Bice, Ebel, and Wortman are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, the Fund’s summary prospectus, statutory prospectus and SAI are hereby supplemented and superseded to the extent necessary to reflect the following information.

The following table replaces the table in the section under “Fees and Expenses” beginning on page 2 of the summary prospectus and statutory prospectus:

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.65%
Other Expenses	0.51%
Total Annual Fund Operating Expenses(1)	1.16%
(1)	This amount has been updated from fiscal year amount to reflect current fees and expenses.

The section titled “Fees and Expenses–Example” on page 2 of the summary prospectus and statutory prospectus, is replaced in its entirely as follows:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$118	$368	$638	$1,409

The section titled “Principal Investment Strategies” beginning on page 3 of the summary prospectus and statutory prospectus, is replaced in its entirety as follows:

The Fund invests in equity securities of mid-sized companies that the portfolio management team believes demonstrate above-average, long-term growth potential. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. The portfolio management team seeks to invest in the stocks of companies with strong business models, management, and competitive positions that are targeting markets that appear most likely to benefit from increased innovation. The team believes these companies possess revenue and earnings growth potential that can exceed market expectations.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The Fund may engage in active and frequent trading of its portfolio securities.

The investment team may consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

The section titled “More Information About the Fund–Principal Investment Strategies” beginning on page 8 of the statutory prospectus, is replaced in its entirety as follows:

The Fund invests in equity securities of mid-sized companies that the portfolio management team believes demonstrate above-average, long-term growth potential. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-sized U.S. company stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2022, following its most recent annual reconstitution, was approximately $1.9 billion to $46 billion. This range varies daily. The portfolio management team seeks to invest in the stocks of companies with strong business models, management, and competitive positions that are targeting markets that appear most likely to benefit from increased innovation. The team believes these companies possess revenue and earnings growth potential that can exceed market expectations.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs,”) and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

The Fund seeks to invest in companies demonstrating above-average, long-term growth potential. The Fund’s portfolio management team follows a growth style of investing and looks for companies that it believes exhibit sustainable above-average gains in earnings. The Fund’s portfolio management team uses a “bottom-up” investment approach, meaning that it identifies and selects securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

In connection with the above, the Fund’s management fee rate will decrease on or around September 16, 2022. Accordingly, the relevant disclosure in the section under “Management and Organization of the Funds–Management Fee” beginning on page 19 of the statutory prospectus, is replaced with the following:

Prior to September 16, 2022, Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.75% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets;

0.60% on the next $1 billion of average daily net assets; and

0.58% on the Fund’s average daily net assets over $3 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.75% of the Fund’s average daily net assets.

Effective September 16, 2022, Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.65% on the first $1 billion of average daily net assets;

0.63% on the next $3 billion of average daily net assets;

0.60% on the next $1 billion of average daily net assets; and

0.58% on the Fund’s average daily net assets over $5 billion.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information–Other Accounts Managed” beginning on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Growth Opportunities Portfolio
F. Thomas O’Halloran[1]	N/A	N/A	N/A	N/A	N/A	N/A
Matthew R. DeCicco[2]	N/A	N/A	N/A	N/A	N/A	N/A
Vernon T. Bice[3]	N/A	N/A	N/A	N/A	N/A	N/A
Benjamin Ebel[4]	N/A	N/A	N/A	N/A	N/A	N/A
Steven H. Wortman[5]	N/A	N/A	N/A	N/A	N/A	N/A

[1]	F. Thomas O’Halloran was newly added to the Fund effective September 16, 2022 and his other accounts managed will be reported in a future filing.
[2]	Matthew R. DeCicco was newly added to the Fund effective September 16, 2022 and his other accounts managed will be reported in a future filing.
[3]	Vernon T. Bice was newly added to the Fund effective September 16, 2022 and his other accounts managed will be reported in a future filing.
[4]	Benjamin Ebel was newly added to the Fund effective September 16, 2022 and his other accounts managed will be reported in a future filing.
[5]	Steven H. Wortman was newly added to the Fund effective September 16, 2022 and his other accounts managed will be reported in a future filing.

Please retain this document for your future reference.